SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of report (Date of earliest event reported): September 20, 1999



                         Eagle Pacific Industries, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-18050                                               41-1642846
(Commission File Number)                 (I.R.S. Employer Identification Number)


                            2430 Metropolitan Centre
                            333 South Seventh Street
                          Minneapolis, Minnesota 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 371-9650
              (Registrant's Telephone Number, Including Area Code)

                           --------------------------

          (Former Name or Former Address, if Changed Since Last Report)




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Item 2.  Acquisition or Disposition of Assets

On September 20, 1999, Eagle Pacific Industries, Inc. (the "Registrant") completed its acquisition of Pacific Western Extruded Plastics Company ("PWPipe") from Mitsubishi Chemical America, Inc. and Mitsubishi Plastics, Inc. (the Sellers"). The Registrant purchased all the outstanding capital stock of PWPipe pursuant to a Stock Purchase Agreement dated September 16, 1999 by and among the Registrant, Mitsubishi Chemical America, Inc. and Mitsubishi Plastics, Inc. None of Sellers had any affiliation with the Registrant prior to the acquisition. The total consideration the Registrant paid to the Sellers at closing for the PWPipe common stock was approximately $80.5 million, which is subject to certain balance sheet adjustments to be determined within the next 90 days. Immediately following the Registrant's acquisition of all the outstanding shares of PWPipe, the Registrant merged PWPipe into the Registrant pursuant to a Plan of Merger.

The PWPipe operation is based in Eugene, Oregon. PWPipe produces plastic pipe primarily for four distinct markets in the Western United States: waterworks, irrigation, plumbing and electrical. Within these markets, PWPipe's PVC pipe and related PVC products are used in a diverse range of applications, including municipal water distribution, sewers, agriculture and turf irrigation, plumbing, and electrical conduit. PWPipe's products range from 1/2 inch to 24 inch in diameter and are sold under the PWPipe brand name or under one of PWPipe's specialized product lines: PWRIB, COExcel, TwinSeal or Steamline. PWPipe markets its products through salaried sales representatives and independent representatives. Its customers include more than 500 pipe distributors in the U.S., Canada and Mexico. PWPipe has six manufacturing facilities that consume approximately 400 million pounds of PVC resin annually. PWPipe facilities are located in Eugene, Oregon; Sunnyside, Washington; Tacoma, Washington; Visalia, California; Cameron Park, California; and Perris, California. Registrant plans to continue to operate PWPipe's business in the same manner as it was prior to the acquisition, except that the Registrant plans to implement an integration strategy to achieve operating efficiencies and cost savings.

The Registrant will maintain its corporate headquarters in Minneapolis, Minnesota, but will relocate its operating office from Hastings, Nebraska to Eugene, Oregon. The Registrant also appointed new officers. The Registrant's Board of Directors appointed James Rash as President, Larry Fleming as Senior Vice President of Sales and Marketing, Jack Cobb as Senior Vice President of Operations, Roger Robb as Chief Financial Officer, Keith Steinbruck as Vice President-Technical Director and Neil Chinn as Vice President of Human Resources. Harry Spell, Bruce Richard and William Spell will continue to serve as Chairman, Vice-Chairman and Chief Executive Officer, respectively.

The Registrant's acquisition of PWPipe was consummated in connection with the Registrant's recapitialization. Pursuant to the Registrant's recapitialization, the Registrant entered into a Second Amended and Restated Loan and Security Agreement dated September 20, 1999 by and among Fleet Capital Corporation, as Agent, the Registrant and certain Lenders to secure a $100.0 million Senior Credit Facility ("Senior Credit Facility"). The Senior Credit Facility is secured by all the assets of the Registrant. The Senior Credit Facility consists of: (i) two term loans in the aggregate principal amount of $50.0 million and
(ii) a $50.0 million revolving credit facility. The Senior Credit Facility

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terminates September 20, 2004. In addition, the Registrant entered into a
Securities Purchase Agreement dated September 20, 1999 between the Registrant, CB Capital Investors, L.P, an affiliate of Chase Capital Partners, and the Massachusetts Mutual Life Insurance Company and its affiliates (former 8% Convertible Preferred Stockholders), whereby the Company issued units, consisting of $32.5 million of Senior Subordinated Notes with detachable Warrants to purchase an aggregate of 1,940,542 shares of the Registrant's Common Stock.

In connection with the issuance of the units, the Registrant redeemed all $10.0 million of its outstanding 8% Convertible Preferred Stock held by Massachusetts Mutual Life Insurance Company and affiliates, which was convertible into 2,347,418 share of common stock, in exchange for a $10.0 million Senior Subordinated Note and detachable Warrants to purchase 597,090 shares of Common Stock. As a result, no shares of 8% Convertible Preferred Stock are outstanding.

The Senior Credit Facility consists of a: (i) Term Note A in the aggregate principal amount of $35.0 million ("Term Note A"); (ii) Term Note B in the aggregate principal amount of $15.0 million ("Term Note B")("the Term Note A and Term Note B are referred to as the Term Notes") and (ii) $50.0 million revolving credit facility ("Revolving Facility"). Term Note A bears interest at a rate equal to LIBOR plus 2.75%, which is currently 8.15%. Term Note B bears interest at a rate equal to LIBOR plus 3.25%, which is currently 8.65%. Principal on the Term Notes is due and payable quarterly in $1.25 million amounts beginning on December 31, 1999 and continuing on the last day of each March, June, September and December thereafter until paid in full. Outstanding notes issued pursuant to the Revolving Facility bear interest at a rate equal to LIBOR plus 2.50%, which is currently 7.9%.

Interest on the Senior Subordinated Notes is payable at a fixed rate per annum equal to 14% beginning on December 20, 1999 and on the 20th day of each March, June, September and December thereafter until the entire principal and interest is paid in full on September 20, 2007. Principal is paid in three equal installments on each September 20th of 2005, 2006 and 2007.

The detachable Warrants, issued together with the Senior Subordinated Notes, were issued pursuant to a Warrant Agreement dated September 20, 1999 by and among the Registrant and CB Capital Investors, L.P and the Massachusetts Mutual Life Insurance Company and its affiliates. The Warrants are exercisable to purchase the Registrant's Common Stock and Class B Common Stock at $0.01 per share and are exercisable for ten years. The number of shares issuable upon exercise and the Warrant exercise price are adjustable in the event the Registrant pays a dividend in Common Stock, subdivides or combines its Common Stock, or sells capital stock or options to purchase capital stock at a price less than the market price of its capital stock on the date of issuance, or completes a capital reorganization or reclassification of its capital stock. The Registrant has granted the Warrant holders a right of first refusal. The Registrant cannot sell or issue any of its Common Stock, options or convertible securities unless the Registrant has first offered to sell to each Holder its proportionate share. William H. Spell, Harry W. Spell, Bruce A. Richard and Richard W. Perkins (collectively the "Spell Group") granted Warrant holders

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tag-along rights that give the Warrant holders the right to join any member of the Spell Group in the sale of any Spell Group member shares. In addition, the Registrant granted the Warrant holders a put right, whereby in the event of a change of control of the Registrant, the Warrant holders have the right to require the Registrant to purchase all or any part of the Warrants or shares issuable upon exercise of the Warrants.

The Registrant entered into a Registration Rights Agreement dated September 20, 1999 by and among the Registrant and CB Capital Investors, L.P and the Massachusetts Mutual Life Insurance Company and its affiliates. The Warrant holders have registration rights, including demand and piggy-back rights, to require the Registrant to register the resale of the shares of Common Stock issuable upon exercise of the Warrants.

On September 20, 1999, the Registrant borrowed $35.0 million under Term Note A, $15.0 million under Term Note B and $24.3 million under the Revolving Facility. Proceeds from these borrowings, along with proceeds from the issuance of the $32.5 million Senior Subordinated Notes, were used to pay the cash purchase price for the PWPipe outstanding capital stock, fees and expenses incurred in connection with the Registrant's acquisition and refinancing of outstanding indebtedness. As of September 20, 1999, the Registrant had up to $14.0 million available for additional borrowings under its Revolving Facility

In connection with the Registrant's acquisition of PWPipe, the Registrant entered into employment agreements with its officers, Neil Chinn, Jack Cobb, Larry Fleming, Roger Robb and Keith Steinbruck, as well as William Spell. The term of each of the new officers' Employment Agreement begins on September 16, 1999 and continues until December 31, 2002. All Employment Agreements are automatically renewed at the expiration of the initial term and may be terminated by either party by giving prior written notice to the other party no later than six months prior to the expiration of the initial term. Under his Employment Agreement, Mr. Spell will receive an annual base salary of $200,000, a $600 per month car allowance, and may participate in the Registrant's Key Employee Bonus Plan. Mr. Spell also received a transaction bonus equal to $175,000 for consummation of the Registrant's acquisition of PWPipe. The Registrant's other officers will receive base salaries according to their respective Employment Agreements as follows: Mr. Chinn, $116,000; Mr. Cobb, $170,000; Mr. Fleming, $197,500; Mr. Robb, $160,000; and Mr. Steinbruck,
$136,000. In addition, each of the officers, other than Mr. Spell, will receive a bonus for calendar year 1999 equal to that amount they would have received under PWPipe's bonus plan, and for subsequent calendar years during the term of the Employment Agreements, they will be entitled to participate in the Registrant's Key Employee Bonus Plan. All of the Employment Agreements have confidentiality provisions, a one-year non-competition clause, and provide for severance payments in the event of the employee's termination other than for cause.

In connection with the Registrant's recapitialization and acquisition of PWPipe, the Registrant sold shares of Common Stock, issued Restricted Common Stock and granted options to purchase Common Stock to officers and directors of the Registrant in order to align the interests of the Registrant's new officers with those of its shareholders, induce the new officers to enter into employment arrangements with the Registrant and reward certain officers and directors for their efforts in completing the acquisition and recapitialization. The Registrant sold an aggregate of 289,500 shares of Common Stock at fair market value per share on the date of issuance to the Registrant's officers and directors, and issued an aggregate of 128,000 shares of Restricted Stock and granted incentive stock options to purchase an aggregate of 272,500 shares of Common Stock to the Registrant's officers.

In connection with the sale of Common Stock to the Registrant's directors and officers, the Registrant accepted Promissory Notes as partial payment for shares of the Registrant's Common Stock purchased. Each note required the maker to pledge to the Registrant the shares purchase with the note. All of the Promissory Notes are dated September 16, 1999, and require that the maker pay the principal balance of the note in full by November 20, 2004. The principal balances of all of the Promissory Notes were calculated at 70% of the purchase price for the shares of Common Stock purchased. The number of shares purchased by the officers are as follows: William Spell-30,000; Mr. Chinn-21,000 shares; Mr. Cobb-37,500 shares; Mr. Fleming-42,500 shares; Mr. Robb-34,500; and Mr. Seinbruck-24,000 shares. The number of shares purchased by the Registrant's corporate secretary and directors are as follows: Dobson West-20,000; George R. Long-20,000 shares; Richard W. Perkins-20,000 shares; Bruce A. Richard-20,000 shares; and Harry W. Spell-20,000 shares.

The Registrant has also entered into Restricted Stock Agreements with its officers. Effective September 16, 1999, the agreements entitled the respective officers to receive an award of Restricted Common Stock, pursuant to which the officer is entitled to vote the shares of Restricted Common Stock but has no other rights as a shareholder with respect to such shares. The Registrant granted the following Restricted Common Stock awards: Mr. Chinn-14,000 shares; Mr. Cobb-25,000 shares; Mr. Fleming-30,000 shares; Mr. Robb-23,000 shares; Mr. Spell-20,000 shares; and Mr. Steinbruck-16,000 shares. For all of the Restricted Common Stock awards, 20% of the aggregate number of shares granted under the agreement vests in three years, another 30% will vest in four years, and additional 50% vests on the fifth anniversary of the agreement.

Item 7.  Financial Statement and Exhibits

A.       Financial statements of businesses acquired.

         At the time this Report on Form 8-K was filed with the Securities and Exchange Commission, it was impracticable to provide the required financial statements for the business the Registrant acquired or pro forma financial information. Pursuant to Item 7(a)(4) of Form 8-K, the required financial statements will be filed by amendment by December13, 1999, or sooner if such information is available.

B. Pro forma financial information.

         See response to A. above.


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C.       Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

Exhibit
No.                Description

2.1 Stock Purchase Agreement dated September 16, 1999 by and among the Registrant, Mitsubishi Chemical America, Inc. and Mitsubishi Plastics, Inc.

2.2 Plan of Merger between the Registrant and Pacific Western Extruded Plastics Company dated September 20, 1999.

10.1 Second Amended and Restated Loan and Security Agreement dated September 20, 1999 by and among the Registrant, Fleet Capital Corporation, as Agent, and certain Lenders.

10.2 Securities Purchase Agreement dated as of September 20, 1999 by and among the Registrant and certain investors listed therein.

10.3 Registration Rights Agreement dated as of September 20, 1999 among the Registrant and certain investors listed in the Securities Purchase Agreement.

10.4 Warrant Agreement dated as of September 20, 1999 among the Registrant and certain investors listed in the Securities Purchase Agreement.

10.5 Form of Restricted Stock Agreement between the Registrant and certain officers of the Registrant.

10.6 Form of Promissory Note between the Registrant and certain officers and directors of the Registrant.

10.7 Employment Agreement dated September 16, 1999 between the Registrant and William H. Spell.

10.8 Employment Agreement dated September 16, 1999 between the Registrant and Roger Robb.

10.9 Employment Agreement dated September 16, 1999 between the Registrant and Keith Steinbruck.

10.10 Employment Agreement dated September 16, 1999 between the Registrant and Larry Fleming.

10.11 Employment Agreement dated September 16, 1999 between the Registrant and Jack Cobb.

10.12 Employment Agreement dated September 16, 1999 between the Registrant and Neil Chinn.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Eagle Pacific Industries, Inc.



Date: October 4, 1999                 By  /s/ Roger Robb
                                         Roger Robb, Chief Financial Officer




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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  EXHIBIT INDEX
                                       to
                                    FORM 8-K

                         Eagle Pacific Industries, Inc.


Exhibit
No.                Description


2.1 Stock Purchase Agreement dated September 16, 1999 by and among the Registrant, Mitsubishi Chemical America, Inc. and Mitsubishi Plastics, Inc.

2.2 Plan of Merger between the Registrant and Pacific Western Extruded Plastics Company dated September 20, 1999.

10.1 Second Amended and Restated Loan and Security Agreement dated September 20, 1999 by and among the Registrant, Fleet Capital Corporation, as Agent, and certain Lenders.

10.2 Securities Purchase Agreement dated as of September 20, 1999 by and among the Registrant and certain investors listed therein.

10.3 Registration Rights Agreement dated as of September 20, 1999 among the Registrant and certain investors listed in the Securities Purchase Agreement.

10.4 Warrant Agreement dated as of September 20, 1999 among the Registrant and certain investors listed in the Securities Purchase Agreement.

10.5 Form of Restricted Stock Agreement between the Registrant and certain officers of the Registrant.

10.6 Form of Promissory Note between the Registrant and certain officers and directors of the Registrant.

10.7 Employment Agreement dated September 16, 1999 between the Registrant and William H. Spell.

10.8 Employment Agreement dated September 16, 1999 between the Registrant and Roger Robb.

10.9 Employment Agreement dated September 16, 1999 between the Registrant and Keith Steinbruck.

10.10 Employment Agreement dated September 16, 1999 between the Registrant and Larry Fleming.

10.11 Employment Agreement dated September 16, 1999 between the Registrant and Jack Cobb.

10.12 Employment Agreement dated September 16, 1999 between the Registrant and Neil Chinn.